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                                                                    Exhibit 10.1

                          RESALE RESTRICTION AGREEMENT

      This RESALE RESTRICTION AGREEMENT (the "Agreement") with respect to certain stock option award agreements (the "Option Agreements") issued under the Corrections Corporation of America Amended and Restated 1997 Employee Share Incentive Plan (the "1997 Plan") and the Corrections Corporation of America Amended and Restated 2000 Stock Incentive Plan, as amended (the "2000 Plan" and together with the 1997 Plan, the "Plans"), is made by and between Corrections Corporation of America, a Maryland corporation (the "Company"), and the holder of the Company's options named in Exhibit A hereto (the "Holder").

      WHEREAS, the Holder has been granted one or more options (the "Options") to acquire shares of common stock of the Company in such quantities and at the exercise prices set forth in Exhibit A hereto pursuant to the Option Agreements (the "Shares");

      WHEREAS, the Options upon execution hereof shall be deemed fully vested and exercisable by reason of an action of the Company's Board of Directors effective December 30, 2005 (the "Acceleration"); and

      WHEREAS, the Company wishes, and the Holder has agreed, to impose certain resale restrictions on the Shares underlying to the Options as provided herein on the terms and conditions contained herein.

      NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, it is agreed as follows:

      1. The Holder acknowledges that he or she has reviewed this Agreement in full.

      2. As consideration for the benefit of the Acceleration bestowed upon the Holder by the Company, the Holder agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any Shares (or any interest in any Shares) until the Shares have been released from the foregoing resale restrictions, as further described below (such restrictions are hereinafter referred to as the "Resale Restrictions").

      3. Except with respect to Shares that are listed as "Current" on Exhibit A (as set forth in Section 4 below), the Resale Restrictions shall lapse on the dates set forth in the "Lapse Date" column of Exhibit A and with respect to the number of unexercised Shares as set forth in the "Unexercised Shares" column of Exhibit A.

      4. The Company agrees that the Shares denoted as "Current" in the "Lapse Date" column in Exhibit A shall not be subject to the Resale Restrictions.

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      5. Notwithstanding the foregoing, in the event the Holder's employment or service with the Company is terminated for any reason, 100% of the Shares underlying the Options shall become free from the Resale Restrictions on the effective date of termination.

      6. This Agreement shall be effective as of December 30, 2005.

      7. The Holder represents and warrants that he or she has full power to enter into this Agreement.

      8. Except as set forth herein, all other terms and conditions applicable to the Options shall remain the same. This Agreement, the Option Agreements and the Plans constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior understandings and agreements of the Company and the Holder with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and the Holder. In the event any terms of this Agreement, the Option Agreements or the Plans differ, the terms of this Agreement shall prevail. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Maryland without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Maryland to the rights and duties of the parties. Nothing in this Agreement (except as expressly provided herein) is intended to confer any rights or remedies on any persons other than the parties. Should any provision of this Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

      9. This Agreement shall be binding upon the Company and the Holder as well as the successors and assigns (if any) of the Company and the Holder.

                   [The following page is the Signature Page.]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date set forth beside such party's signature.

Dated: December __, 2005
                                       CORRECTIONS CORPORATION OF AMERICA

                                       By: _________________________________
                                       Name:  John Ferguson
                                       Title:  Chief Executive Officer

Dated: December __, 2005
                                       HOLDER:

                                       _____________________________________
                                       (Signature)

                                       _____________________________________
                                       (Printed/Typed Name)

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                                    EXHIBIT A

                               OPTION INFORMATION

NAME OF HOLDER:  ____________________________

ORIGINAL OPTION GRANT DATE    ORIGINAL QUANTITY OF SHARES   UNEXERCISED SHARES    APPLICABLE PLAN    EXERCISE PRICE   LAPSE DATE(1)
--------------------------    ---------------------------   ------------------    --------------     --------------   -------------

(1) IN THE EVENT OF A "CHANGE IN CONTROL" OR "POTENTIAL CHANGE IN CONTROL" OF THE COMPANY (AS SUCH TERMS ARE DEFINED IN THE APPLICABLE PLAN), THE LAPSE DATES SET FORTH HEREIN SHALL ACCELERATE TO THE DATE OF SUCH "CHANGE IN CONTROL" OR "POTENTIAL CHANGE IN CONTROL" IN THE SAME MANNER THAT THE VESTING OF AN OPTION ACCELERATES UNDER THE APPLICABLE PLAN.